Exhibit 99.1

Jamf Announces Fourth Quarter and Fiscal Year 2023 Financial Results
•Q4 total revenue year-over-year growth of 16% to $150.6 million; fiscal year total revenue growth of 17% to $560.6 million
•ARR year-over-year growth of 15% to $588.6 million as of December 31, 2023
•GAAP operating loss of $115.2 million, or (21)% of total revenue, compared to GAAP operating loss of $138.9 million, or (29)% of total revenue, in fiscal year 2022.
•Non-GAAP operating income of $45.4 million, or 8% of total revenue, compared to $25.9 million, or 5% of total revenue, for fiscal year 2022.
MINNEAPOLIS – February 27, 2024 – Jamf (NASDAQ: JAMF), the standard in managing and securing Apple at work, today announced financial results for its fourth quarter and fiscal year ended December 31, 2023.
“Jamf completed 2023 with solid results as organizations choose Jamf to enable an Apple-first, modern approach to managing and securing employee devices,” said John Strosahl, Jamf CEO. “Our unique ability to deliver Trusted Access, where only trusted users on trusted devices are able to access company resources, has helped us navigate the recent headwinds related to lower device expansion.”
Fourth Quarter 2023 Financial Highlights
•ARR: ARR of $588.6 million as of December 31, 2023, an increase of 15% year-over-year.
•Revenue: Total revenue of $150.6 million, an increase of 16% year-over-year.
•Gross Profit: GAAP gross profit of $117.5 million, or 78% of total revenue, compared to $99.9 million in the fourth quarter of 2022. Non-GAAP gross profit of $124.1 million, or 82% of total revenue, compared to $107.0 million in the fourth quarter of 2022.
•Operating Loss/Income: GAAP operating loss of $20.3 million, or (13)% of total revenue, compared to $24.7 million in the fourth quarter of 2022. Non-GAAP operating income of $21.1 million, or 14% of total revenue, compared to $8.7 million in the fourth quarter of 2022.
Fiscal Year 2023 Financial Highlights
•Revenue: Total revenue of $560.6 million, an increase of 17% year-over-year.
•Gross Profit: GAAP gross profit of $434.5 million, or 78% of total revenue, compared to $359.5 million in fiscal year 2022. Non-GAAP gross profit of $460.1 million, or 82% of total revenue, compared to $390.0 million in fiscal year 2022.
•Operating Loss/Income: GAAP operating loss of $115.2 million, or (21)% of total revenue, compared to GAAP operating loss of $138.9 million in fiscal year 2022. Non-GAAP operating income of $45.4 million, or 8% of total revenue, compared to $25.9 million for fiscal year 2022.
•Cash Flow: Cash flow provided by operations of $36.0 million for fiscal year 2023, or 6% of total revenue, compared to $90.0 million for fiscal year 2022. Unlevered free cash flow of $55.4 million for fiscal year 2023, or 10% of total revenue, compared to $87.5 million for fiscal year 2022.
“We achieved significant margin improvement on both on a GAAP and non-GAAP basis in 2023 as a result of revenue outperformance and diligent cost management,” said Ian Goodkind, Jamf CFO. “As we look to the next three years, we’ll ramp up our efforts to increase profitability to align our cost structure with the current revenue growth profile of Jamf, with the goal of exceeding the Rule of 40 in 2026. I look forward to sharing more during our Investor Day on March 13th.”

A reconciliation between historical GAAP and non-GAAP information is contained in the tables below and the section titled “Non-GAAP Financial Measures” below contains descriptions of these reconciliations.

Recent Business Highlights
•Ended fiscal year 2023 serving more than 75,300 customers with 32.3 million total devices on our platform.
•Achieved 33% year-over-year growth in security ARR, to $133.8 million as of December 31, 2023, representing 23% of Jamf’s total ARR.
•Launched first-to-market support for Apple Vision Pro, adding this powerful new endpoint to Jamf’s Apple-first, Apple-best security and access products, Jamf Protect and Jamf Connect.
•Announced participation in the Microsoft Security Copilot Partner Private Preview, working with Microsoft product teams to help shape product development for the first AI-powered security product that enables security professionals to respond to threats quickly using an advanced large language model (LLM) with a security-specific model that is informed by Microsoft's unique global threat intelligence and more than 65 trillion daily signals.
•Released Jamf’s annual Security 360: Annual Trends Report, analyzing the threats impacting devices used in the modern workplace.
•Profiled in the Omdia Universe on Digital Workspace Management / Unified Endpoint Management Platforms, 2024 assessment.
For the first quarter of 2024, Jamf currently expects:
•Total revenue of $148.0 to $150.0 million
•Non-GAAP operating income of $19.0 to $20.0 million
For the full year 2024, Jamf currently expects:
•Total revenue of $614.5 to $619.5 million
•Non-GAAP operating income of $89.0 to $93.0 million
To assist with modeling, for the first quarter of 2024 and full year 2024, amortization is expected to be approximately $10.2 million and $40.3 million, respectively. In addition, for the first quarter of 2024 and full year 2024, stock-based compensation and related payroll taxes are expected to be approximately $23.1 million and $110.8 million, respectively.
Jamf is unable to provide a quantitative reconciliation of forward-looking guidance of non-GAAP operating income to GAAP operating income (loss) because certain items are out of Jamf’s control or cannot be reasonably predicted. Historically, these items have included, but are not limited to, acquisition-related expense and acquisition-related earn-out, offering costs, amortization, stock-based compensation and related payroll taxes, and system transformation costs. Accordingly, a reconciliation for forward-looking non-GAAP operating income is not available without unreasonable effort. These items are uncertain, depend on various factors, and could result in projected GAAP operating income (loss) being materially less than is indicated by currently estimated non-GAAP operating income.
These statements are forward-looking and actual results may differ materially. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

Jamf to Host Investor Day
Jamf will host an Investor Day for analysts and investors to provide an update on the business, strategy and 3-year financial expectations.

The event will begin at 9:00 a.m. Eastern Time on March 13th, 2024 and will be hosted in person in New York, New York and via live webcast.
The event will be webcast live on Jamf’s Investor Relations website at https://ir.jamf.com. Those parties interested in participating in person, please reach out to investorevents@jamf.com. The presentation and related materials provided in connection with this event will be available on Jamf’s Investor Relations website.
A replay of the event will be available on the Investor Relations website beginning on March 13th, 2024, at approximately 6:00 p.m. Central Time (7:00 p.m. Eastern Time).

Webcast and Conference Call Information
Jamf will host a conference call and live webcast for analysts and investors at 3:30 p.m. Central Time (4:30 p.m. Eastern Time) on February 27, 2024.
The conference call will be webcast live on Jamf’s Investor Relations website at https://ir.jamf.com. Those parties interested in participating via telephone may register on Jamf’s Investor Relations website. The financial tables, earnings presentation, and investor presentation provided in connection with this press release and the accompanying conference call will also be available on Jamf’s Investor Relations website.
A replay of the call will be available on the Investor Relations website beginning on February 27, 2024, at approximately 6:00 p.m. Central Time (7:00 p.m. Eastern Time).
Please note that Jamf uses its https://ir.jamf.com website as a means of disclosing material non-public information, announcing upcoming investor conferences, and for complying with its disclosure obligations under Regulation FD. Accordingly, you should monitor our investor relations website in addition to following our press releases, SEC filings, and public conference calls and webcasts.
Non-GAAP Financial Measures
In addition to our results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), we believe the non-GAAP measures of non-GAAP operating expenses, non-GAAP gross profit, non-GAAP gross profit margin, non-GAAP operating income (loss), non-GAAP operating income (loss) margin, non-GAAP income before income taxes, non-GAAP provision for income taxes as it relates to the calculation of non-GAAP net income, non-GAAP net income, adjusted EBITDA, free cash flow, free cash flow margin, unlevered free cash flow, and unlevered free cash flow margin are useful in evaluating our operating performance. Certain of these non-GAAP measures exclude stock-based compensation, amortization expense, acquisition-related expenses, acquisition-related earnout, offering costs, foreign currency transaction (gain) loss, payroll taxes related to stock-based compensation, extraordinary legal settlements and other non-recurring litigation costs, loss on extinguishment of debt, amortization of debt issuance costs, system transformation costs, and restructuring charges. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded in our financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by our management about which expenses are excluded or included in determining these non-GAAP financial measures. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this press release. We strongly encourage investors to review our consolidated financial statements included in our publicly filed reports in their entirety and not rely solely on any single financial measurement or communication.
Forward-Looking Statements
This press release and the accompanying conference call contain “forward-looking statements” within the meaning of federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “can,” “will,” “would,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential,” or “continue,” or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, statements regarding our future financial and operating performance (including our outlook and guidance), the demand for our platform, anticipated impacts of macroeconomic conditions on our business, our expectations regarding business benefits and financial impacts from our acquisitions, partnerships, and investments, and our ability to deliver on our long-term strategy.
The forward-looking statements contained in this press release and the accompanying conference call are also subject to additional risks, uncertainties, and factors, including those more fully described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Moreover, we operate in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release and the accompanying conference call.
Given these factors, as well as other variables that may affect our operating results, you should not rely on forward-looking statements, assume that past financial performance will be a reliable indicator of future performance, or use historical trends to anticipate results or trends in future periods. The forward-looking statements included in this press release and the accompanying conference call relate only to events as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as otherwise required by law.
About Jamf
Jamf’s purpose is to simplify work by helping organizations manage and secure an Apple experience that end users love and organizations trust. Jamf is the only company in the world that provides a complete management and security solution for an Apple-first environment designed to be enterprise secure, consumer simple and protect personal privacy. To learn more, visit www.jamf.com.
Investor Contact
Jennifer Gaumond
ir@jamf.com
Media Contact
Rachel Nauen
media@jamf.com

Jamf Holding Corp.
Consolidated Balance Sheets
(in thousands)
(unaudited)

	December 31, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$243,576	$224,338
Trade accounts receivable, net of allowances of $444 and $445	108,240	88,163
Deferred contract costs	23,508	17,652
Prepaid expenses	14,255	14,331
Other current assets	13,055	6,562
Total current assets	402,634	351,046
Equipment and leasehold improvements, net	15,184	19,421
Goodwill	887,121	856,925
Other intangible assets, net	187,891	218,744
Deferred contract costs, non-current	53,070	39,643
Other assets	43,752	43,763
Total assets	$1,589,652	$1,529,542

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$25,909	$15,393
Accrued liabilities	77,447	67,051
Income taxes payable	1,248	486
Deferred revenue	317,546	278,038
Total current liabilities	422,150	360,968
Deferred revenue, non-current	55,886	68,112
Deferred tax liability, net	5,952	5,505
Convertible senior notes, net	366,999	364,505
Other liabilities	21,118	29,114
Total liabilities	872,105	828,204
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	126	123
Additional paid-in capital	1,162,993	1,049,875
Accumulated other comprehensive loss	(26,777)	(39,951)
Accumulated deficit	(418,795)	(308,709)
Total stockholders’ equity	717,547	701,338
Total liabilities and stockholders’ equity	$1,589,652	$1,529,542

Jamf Holding Corp.
Consolidated Statements of Operations
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
Revenue:
Subscription	$146,677	$124,875	$543,019	$455,007
Services	3,731	4,838	16,325	19,025
License	237	610	1,227	4,744
Total revenue	150,645	130,323	560,571	478,776
Cost of revenue:
Cost of subscription(1)(2)(3)(4)(5) (exclusive of amortization expense shown below)	26,200	22,609	98,554	85,479
Cost of services(1)(2)(3)(4) (exclusive of amortization expense shown below)	3,563	3,632	13,976	13,816
Amortization expense	3,427	4,172	13,529	19,932
Total cost of revenue	33,190	30,413	126,059	119,227
Gross profit	117,455	99,910	434,512	359,549
Operating expenses:
Sales and marketing(1)(2)(3)(4)(5)	62,420	58,557	250,757	217,728
Research and development(1)(2)(3)(4)(5)	32,921	30,322	134,422	119,906
General and administrative(1)(2)(3)(4)(5)(6)	34,935	28,568	135,233	132,562
Amortization expense	7,441	7,124	29,349	28,227
Total operating expenses	137,717	124,571	549,761	498,423
Loss from operations	(20,262)	(24,661)	(115,249)	(138,874)
Interest income (expense), net	2,073	917	6,526	(538)
Foreign currency transaction gain (loss)	1,911	1,279	916	(2,802)
Loss before income tax (provision) benefit	(16,278)	(22,465)	(107,807)	(142,214)
Income tax (provision) benefit	(1,132)	1,234	(2,279)	913
Net loss	$(17,410)	$(21,231)	$(110,086)	$(141,301)
Net loss per share, basic and diluted	$(0.14)	$(0.17)	$(0.88)	$(1.17)
Weighted‑average shares used to compute net loss per share, basic and diluted	126,361,484	122,300,221	124,935,620	120,720,972
(1) Includes stock-based compensation as follows:

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
	(in thousands)
Cost of revenue:
Subscription	$2,594	$2,359	$10,229	$8,854
Services	392	338	1,386	1,299
Sales and marketing	8,059	6,934	33,127	33,559
Research and development	5,856	4,772	23,719	24,392
General and administrative	6,017	5,243	32,539	41,066
	$22,918	$19,646	$101,000	$109,170

(2) Includes payroll taxes related to stock-based compensation as follows:

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
	(in thousands)
Cost of revenue:
Subscription	$143	$160	$318	$293
Services	32	30	57	54
Sales and marketing	451	367	1,162	810
Research and development	171	183	581	429
General and administrative	137	153	490	428
	$934	$893	$2,608	$2,014
(3) Includes depreciation expense as follows:

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
	(in thousands)
Cost of revenue:
Subscription	$296	$310	$1,219	$1,201
Services	44	44	168	170
Sales and marketing	777	739	3,155	2,725
Research and development	444	445	1,814	1,610
General and administrative	266	258	1,064	965
	$1,827	$1,796	$7,420	$6,671
(4) Includes acquisition-related expense as follows:

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
	(in thousands)
Cost of revenue:
Subscription	$—	$—	$—	$61
Services	34	—	50	—
Sales and marketing	152	—	371	7
Research and development	299	120	807	912
General and administrative	2,704	1,092	6,133	3,663
	$3,189	$1,212	$7,361	$4,643
(5) Includes system transformation costs as follows:

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
	(in thousands)
Cost of revenue:
Subscription	$29	$—	$51	$—
Sales and marketing	82	—	174	—
Research and development	—	—	12	—
General and administrative	1,569	—	4,596	—
	$1,680	$—	$4,833	$—

(6) General and administrative also includes the following:

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
	(in thousands)
Acquisition-related earnout	$—	$306	$—	$694
Offering costs	—	—	—	124
Restructuring charges	1,393	—	1,393	—
Legal settlements and other non-recurring litigation costs	359	—	559	—

Jamf Holding Corp.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Years Ended December 31,
	2023	2022
Operating activities
Net loss	$(110,086)	$(141,301)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization expense	50,298	54,830
Amortization of deferred contract costs	21,497	16,563
Amortization of debt issuance costs	2,742	2,722
Non-cash lease expense	5,935	5,869
Impairment of lease right-of-use assets	1,077	—
Provision for credit losses and returns	472	328
Share‑based compensation	101,000	109,170
Deferred tax benefit	(1,976)	(2,955)
Adjustment to contingent consideration	—	694
Other	(1,673)	3,333
Changes in operating assets and liabilities:
Trade accounts receivable	(19,233)	(9,487)
Prepaid expenses and other assets	(11,354)	1,888
Deferred contract costs	(40,643)	(31,134)
Accounts payable	9,352	5,891
Accrued liabilities	2,690	10,017
Income taxes payable	727	151
Deferred revenue	23,939	63,426
Other liabilities	1,200	—
Net cash provided by operating activities	35,964	90,005
Investing activities
Acquisitions, net of cash acquired	(18,797)	(23,816)
Purchases of equipment and leasehold improvements	(2,934)	(7,727)
Purchase of investments	(750)	(3,100)
Other	5	(139)
Net cash used in investing activities	(22,476)	(34,782)
Financing activities
Debt issuance costs	—	(50)
Cash paid for offering costs	—	(104)
Cash paid for contingent consideration	(206)	(4,588)
Payment of acquisition-related holdback	(515)	(200)
Proceeds from the exercise of stock options	6,042	5,203
Net cash provided by financing activities	5,321	261
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	79	(713)
Net increase in cash, cash equivalents, and restricted cash	18,888	54,771
Cash, cash equivalents, and restricted cash, beginning of period	231,921	177,150
Cash, cash equivalents, and restricted cash, end of period	$250,809	$231,921

Reconciliation of cash, cash equivalents, and restricted cash within the consolidated balance sheets to the amounts shown in the consolidated statements of cash flows above:
Cash and cash equivalents	$243,576	$224,338
Restricted cash included in other current assets	3,633	383
Restricted cash included in other assets	3,600	7,200
Total cash, cash equivalents, and restricted cash	$250,809	$231,921

Jamf Holding Corp.
Supplemental Financial Information
Disaggregated Revenue
(in thousands)
(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
SaaS subscription and support and maintenance	$140,315	$117,621	$521,269	$430,613
On‑premise subscription	6,362	7,254	21,750	24,394
Subscription revenue	146,677	124,875	543,019	455,007
Professional services	3,731	4,838	16,325	19,025
Perpetual licenses	237	610	1,227	4,744
Non‑subscription revenue	3,968	5,448	17,552	23,769
Total revenue	$150,645	$130,323	$560,571	$478,776

Jamf Holding Corp.
Supplemental Information
Key Business Metrics
(in millions, except number of customers and percentages)
(unaudited)

	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022

ARR	$588.6	$566.3	$547.8	$526.6	$512.5	$490.5	$466.0	$436.5

ARR from management solutions as a percent of total ARR	77%	79%	79%	80%	80%	82%	82%	83%

ARR from security solutions as a percent of total ARR	23%	21%	21%	20%	20%	18%	18%	17%

ARR from commercial customers as a percent of total ARR	74%	73%	73%	72%	72%	71%	71%	70%

ARR from education customers as a percent of total ARR	26%	27%	27%	28%	28%	29%	29%	30%

Dollar-based net retention rate (1)	108%	108%	109%	111%	113%	115%	117%	120%

Devices	32.3	31.8	31.3	30.8	30.0	29.3	28.4	26.8

Customers	75,300	74,400	73,500	72,500	71,000	69,000	67,000	62,000
(1) The dollar-based net retention rate for March 31, 2022 was based on our Jamf legacy business and does not include Wandera since it had not been a part of our business for the full trailing twelve months.

Jamf Holding Corp.
Supplemental Financial Information
Reconciliation of GAAP to non-GAAP Financial Data
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
Operating expenses	$137,717	$124,571	$549,761	$498,423
Amortization expense	(7,441)	(7,124)	(29,349)	(28,227)
Stock-based compensation	(19,932)	(16,949)	(89,385)	(99,017)
Acquisition-related expense	(3,155)	(1,212)	(7,311)	(4,582)
Acquisition-related earnout	—	(306)	—	(694)
Offering costs	—	—	—	(124)
Payroll taxes related to stock-based compensation	(759)	(703)	(2,233)	(1,667)
System transformation costs	(1,651)	—	(4,782)	—
Restructuring charges	(1,393)	—	(1,393)	—
Legal settlements and other non-recurring litigation costs	(359)	—	(559)	—
Non-GAAP operating expenses	$103,027	$98,277	$414,749	$364,112

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
Gross profit	$117,455	$99,910	$434,512	$359,549
Amortization expense	3,427	4,172	13,529	19,932
Stock-based compensation	2,986	2,697	11,615	10,153
Acquisition-related expense	34	—	50	61
Payroll taxes related to stock-based compensation	175	190	375	347
System transformation costs	29	—	51	—
Non-GAAP gross profit	$124,106	$106,969	$460,132	$390,042
Gross profit margin	78%	77%	78%	75%
Non-GAAP gross profit margin	82%	82%	82%	81%

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
Operating loss	$(20,262)	$(24,661)	$(115,249)	$(138,874)
Amortization expense	10,868	11,296	42,878	48,159
Stock-based compensation	22,918	19,646	101,000	109,170
Acquisition-related expense	3,189	1,212	7,361	4,643
Acquisition-related earnout	—	306	—	694
Offering costs	—	—	—	124
Payroll taxes related to stock-based compensation	934	893	2,608	2,014
System transformation costs	1,680	—	4,833	—
Restructuring charges	1,393	—	1,393	—
Legal settlements and other non-recurring litigation costs	359	—	559	—
Non-GAAP operating income	$21,079	$8,692	$45,383	$25,930
Operating loss margin	(13)%	(19)%	(21)%	(29)%
Non-GAAP operating income margin	14%	7%	8%	5%

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
Net loss	$(17,410)	$(21,231)	$(110,086)	$(141,301)
Exclude: income tax (provision) benefit	(1,132)	1,234	(2,279)	913
Loss before income tax (provision) benefit	(16,278)	(22,465)	(107,807)	(142,214)
Amortization expense	10,868	11,296	42,878	48,159
Stock-based compensation	22,918	19,646	101,000	109,170
Foreign currency transaction (gain) loss	(1,911)	(1,279)	(916)	2,802
Amortization of debt issuance costs	687	682	2,742	2,722
Acquisition-related expense	3,189	1,212	7,361	4,643
Acquisition-related earnout	—	306	—	694
Offering costs	—	—	—	124
Payroll taxes related to stock-based compensation	934	893	2,608	2,014
System transformation costs	1,680	—	4,833	—
Restructuring charges	1,393	—	1,393	—
Legal settlements and other non-recurring litigation costs	359	—	559	—
Non-GAAP income before income taxes	23,839	10,291	54,651	28,114
Non-GAAP provision for income taxes (1)	(5,721)	(2,469)	(13,116)	(6,747)
Non-GAAP net income	$18,118	$7,822	$41,535	$21,367
Net loss per share:
Basic	$(0.14)	$(0.17)	$(0.88)	$(1.17)
Diluted	$(0.14)	$(0.17)	$(0.88)	$(1.17)
Weighted‑average shares used in computing net loss per share:
Basic	126,361,484	122,300,221	124,935,620	120,720,972
Diluted	126,361,484	122,300,221	124,935,620	120,720,972
Non-GAAP net income per share:
Basic	$0.14	$0.06	$0.33	$0.18
Diluted	$0.13	$0.06	$0.31	$0.16
Weighted-average shares used in computing non-GAAP net income per share:
Basic	126,361,484	122,300,221	124,935,620	120,720,972
Diluted	136,716,406	133,027,869	135,285,356	130,965,684
(1) In accordance with the SEC’s Non-GAAP Financial Measures Compliance and Disclosure Interpretation, the Company’s blended U.S. statutory rate of 24% is used as an estimate for the current and deferred income tax expense associated with our non-GAAP income before income taxes.

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
Net loss	$(17,410)	$(21,231)	$(110,086)	$(141,301)
Interest (income) expense, net	(2,073)	(917)	(6,526)	538
Provision (benefit) for income taxes	1,132	(1,234)	2,279	(913)
Depreciation expense	1,827	1,796	7,420	6,671
Amortization expense	10,868	11,296	42,878	48,159
Stock-based compensation	22,918	19,646	101,000	109,170
Foreign currency transaction (gain) loss	(1,911)	(1,279)	(916)	2,802
Acquisition-related expense	3,189	1,212	7,361	4,643
Acquisition-related earnout	—	306	—	694
Offering costs	—	—	—	124
Payroll taxes related to stock-based compensation	934	893	2,608	2,014
System transformation costs	1,680	—	4,833	—
Restructuring charges	1,393	—	1,393	—
Legal settlements and other non-recurring litigation costs	359	—	559	—
Adjusted EBITDA	$22,906	$10,488	$52,803	$32,601

	Years Ended December 31,
	2023	2022
Net cash provided by operating activities	$35,964	$90,005
Less:
Purchases of equipment and leasehold improvements	(2,934)	(7,727)
Free cash flow	33,030	82,278
Add:
Cash paid for interest	784	763
Cash paid for acquisition-related expense	2,975	4,480
Cash paid for system transformation costs	12,493	—
Cash paid for contingent consideration	6,000	—
Cash paid for legal settlements and other non-recurring litigation costs	132	—
Unlevered free cash flow	$55,414	$87,521
Total revenue	$560,571	$478,776
Net cash provided by operating activities as a percentage of total revenue	6%	19%
Free cash flow margin	6%	17%
Unlevered free cash flow margin	10%	18%